CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Exhibit 10.19

Non-Exclusive License Agreement

between

Icosavax, Inc.

and

University of Washington

for

Computationally Designed Nanoparticles and Flu Vaccines Based upon Such Designs uw comotion agreement ref. [***]

Icosavax Inc. / University of Washington

Non-Exclusive License Agreement

UW CoMotion Ref. [***]

|US-DOCS\130755718.2||

TABLE OF CONTENTS

Background	1
1. Definitions	2
2. License and Option Grant…………………………………………………………………………………………………………………… 6
3. Section Reserved …………………………………………………………………………………………………………. 8
4. Applications and Patents	10
5. Commercialization	11
6. Payments, Reimbursements, Reports, and Records	12
7. Infringement	13
8. Licensed Rights Validity	15
9. Termination	15
10. Release, Indemnification, and Insurance	17
11. Warranties	19
12. Damages	20
13. General Provisions	20
Exhibit A 27
Exhibit B 29

Icosavax Inc. / University of Washington

Non-Exclusive License Agreement

UW CoMotion Ref. [***]

|US-DOCS\130755718.2||

NON-EXCLUSIVE LICENSE AGREEMENT

This Non-Exclusive License Agreement (this “Agreement”), effective as of the date of last signature (the “Effective Date”), is made and entered into between the University of Washington, a public institution of higher education and an agency of the state of Washington, (“University”), and Icosavax, Inc., a for profit corporation under the laws of Delaware (“Company”).

BACKGROUND

A. Certain innovations relating to computationally designed two-component icosahedral protein nanoparticles; two-component tetrahedral protein nanoparticles; and methods of multivalent antigen presentation on designed protein nanomaterials were made in the University laboratory of Dr. David Baker, a faculty member in the Department of Biochemistry and an employee of the Howard Hughes Medical Institute (“HHMI”), with members of the Baker lab as co-inventors, including Dr. Neil King, as well as by Dr. Neil King as “Principal Investigator” in his own lab while an employee and faculty member of University in the Department of Biochemistry. Such other inventions (without involvement of HHMI or Dr. Baker) relating to nanoparticle vaccine candidates for the influenza virus were made via a collaboration by Dr. King working at University and the Vaccine Research Center at the National Institute of Allergy and Infectious Diseases of the National Institutes of Health (“NIH”).

B. HHMI assigned its rights in such innovations for which Dr. Baker is an inventor (identified as [***] [***] and [***] in Exhibit A “License Schedule” to this Agreement) to University, subject to the HHMI License (as defined herein). University now solely owns certain intellectual property rights in innovations and co-owns certain intellectual property rights as listed in Exhibit A “License Schedule” to this Agreement. University and the U.S. Department of Health and Human Services, as represented by the National Institute of Allergy and Infectious Diseases of the NIH, (herein collectively referred to as “NIH”) have executed an interinstitutional agreement, dated November 12, 2019, that authorizes University to assume sole responsibility for both the patent prosecution and licensing of co-owned patent applications [***] and [***]. Thus, University has the right to license to others certain rights to use and practice such intellectual property. University is willing to grant those rights so that such innovations may be developed for use in the public interest.

C. The innovations licensed under this Agreement were funded in part by the Bill and Melinda Gates Foundation (“BMGF”) pursuant to those certain grant agreements between BMGF and University of Washington Foundation dated [***] entitled [***] and [***] entitled [***], as amended and pursuant to which University made certain global access commitments to BMGF.

D. University and Company entered into the Exclusive License Agreement [***], such agreement effective as of June 29, 2018, as amended, and also entered into the License and Exclusive Option Agreement [***], as amended, (collectively "Other License Agreements"), pursuant to which University granted to Company a license under certain licensed know-how and certain licensed patents in certain fields of use (such terms defined in the Other License Agreements).

Icosavax Inc. / University of Washington

Non-Exclusive License Agreement

UW CoMotion Ref. [***]

|US-DOCS\130755718.2||

E. Company desires to expand the scope of the licensed field and accordingly, Company desires that University grant it a non-exclusive license under such intellectual property rights for the Flu Field of Use (as defined herein), and University is willing to grant such a non-exclusive license for the Flu Field of Use, on the terms set forth in this Agreement.

AGREEMENT

The Parties agree as follows:

1. Definitions

“Acquisition” means (a) the sale by Company of all, or substantially all of, its assets in transaction to a Third Party at arm’s length, (b) the sale, transfer, or exchange by the shareholders, partners, or equity owners of Company of a majority interest in Company's outstanding stock in an arm’s length transaction to a Third Party, or (c) the merger of Company with a Third Party at arm’s length; provided, however, that in no event will (y) any bona fide equity financing for the primary purpose of raising capital for corporate purposes, or (z) any license, or any option to obtain a license, relating to all or substantially all of Company’s rights (whether such rights pertain to this Agreement or to Company’s rights more generally) that is granted to a Third Party (whether or not collaborative or partnership activities also will be conducted), be considered an Acquisition under this Agreement. For the avoidance of doubt, the Parties agree that any license or option to obtain a license, as stipulated in (z) above, shall be considered a Sublicense if such license or option to obtain a license includes sublicensed rights under this Agreement.

“Combination Product” means a product sold in a form containing a Licensed Product and at least one other product, component, or ingredient which could be sold separate and apart from the Licensed Product and which is not required for the function of the Licensed Product.

“Confidential Information” means any information or materials of a Party not generally known to the public, including any information comprised of those materials and Company’s business plans or reports. Confidential Information does not include any information that: (a) is, or becomes, part of the public domain through no fault of receiving Party; (b) is known to receiving Party prior to the disclosure by the disclosing Party, as evidenced by documentation; (c) is publicly released as authorized under this Agreement by University, its employees or agents; (d) is subsequently obtained on a non-confidential basis by receiving Party from a Third Party who is authorized to have and disclose such information; or (e) is independently developed by receiving Party without reliance on any portion of the Confidential Information received from the disclosing Party and without any breach of this Agreement as evidenced by documentation.

“Distributor” means a distributor, reseller or OEM to which a Licensed Party sells a Licensed Product for resale of Licensed Product by the Distributor, and where Distributor has no other rights with respect to the Licensed Rights other than to resell or otherwise distribute Licensed Products (including but not limited to integrated or bundled with other products or services), and for which resale or distribution such Licensed Party receives no further consideration (including but not limited to royalties and/or commissions) beyond the price for the initial sale of Licensed Product to the Distributor.

Icosavax Inc. / University of Washington

Non-Exclusive License Agreement

UW CoMotion Ref. [***]

|US-DOCS\130755718.2||

“Event of Force Majeure” means an unforeseeable act that prevents or delays a Party from performing one or more of its duties under this Agreement and that is outside of the reasonable control of the affected Party. An Event of Force Majeure includes acts of war or of nature, insurrection and riot, and labor strikes. An Event of Force Majeure does not include a Party’s inability to obtain a Third Party’s consent to any act or omission, unless the inability was caused by a separate Event of Force Majeure.

“Flu Field of Use” means prophylactic and/or therapeutic treatments for influenza.

“Improvements” means patentable inventions that (a) are owned by University after the Effective Date and not encumbered by third party rights that would prevent delivery to Company, (b) would require a license under the Licensed Rights to practice, (c) were developed in whole or in part in the laboratory of the Principal Investigator (including without limitation together with NIH), and identified to UW CoMotion as Improvements to patents subject to this license, and (d) do not include an HHMI employee as an inventor under the applicable patent law.

“Licensed Know-How” means University knowledge or intangible work that: (a) was developed in whole or in part in the laboratory of Principal Investigator (including without limitation together with NIH), (b) exists as of the Effective Date, (c) is relevant to utilizing any of the Licensed Patents, (d) is unpublished, (e) is not subject to patent or copyright protection, and (f) is not covered by Third Party rights that would prevent delivery to Company.

“Licensed Party” mean Company or any of its Sublicensees.

“Licensed Patents” means (a) the patents and patent applications listed in Exhibit A1.1 “Licensed Patents”, all (b) divisions, continuations, and claims in continuations‑in‑part that are entitled to claim priority to, or that share a common priority claim with, and are directed to subject matter specifically described in, any item listed on Exhibit A1.1 “Licensed Patents”; (c) claims of extensions, renewals, substitutes, re-examinations and re-issues of any of the items in (a) or (b) that are directed to subject matter specifically described in any items listed on Exhibit A1.1; and (d) claims of foreign counterparts of any of the items in (a), (b), or (c) that are directed to subject matter specifically described in any items listed on Exhibit A1.1, wherever and whenever filed.

“Licensed Product” means any method, process, composition, product, service, or component part thereof that would, but for the granting of the rights set forth in this Agreement, infringe a Valid Claim contained in the Licensed Patents.

“Licensed Rights” means all rights granted to Company under Article 2 “License Grant” of this Agreement.

“Net Sales” means the gross amount received by a Licensed Party from Distributors, customers, end users and other Third Parties for sales, leases, and other dispositions of Licensed Products in the Flu Field of Use, less [***]. On sales of Licensed Products by made in other than an arm’s length transaction, the value of the Net Sales attributed to such transaction will be equal to the Net Sales that would have been received in an arm’s length transaction, based on sales of like quantity and quality of Licensed Products sold on or about the time of the transaction. Net Sales does not include sale, lease, disposition or other transfer of Licensed Products among or between Company, Subsidiaries and Sublicensees for the purpose of subsequent resale to a Third Party, but does include subsequent resale to such Third Party. For

Icosavax Inc. / University of Washington

Non-Exclusive License Agreement

UW CoMotion Ref. [***]

|US-DOCS\130755718.2||

avoidance of doubt Net Sales are calculated on sales by a Licensed Party to Distributor, and not on the subsequent sale by Distributor.

Net Sales of Combination Products will be calculated by multiplying actual Net Sales of such Combination Products by the fraction A/(A+B), where “A” is the Net Sales price of the Licensed Product if sold or performed separately, and “B” is the Net Sales price of the other product, component or ingredient in the Combination Product if sold separately. If, on a country-by-country basis, the other product, component or ingredient in the Combination Product is not sold separately in said country, Net Sales for the purpose of determining running royalties of the Combination Product shall be calculated by multiplying actual Net Sales of the Combination Product by the fraction A/C where “A” is the Net Sales price of the Licensed Product, if sold separately, and “C” is the Net Sales price of the Combination Product. If, on a country-by-country basis, neither the Licensed Product, nor the other product, component or ingredient in the Combination Product, is sold separately in said country, Net Sales for the purpose of determining running royalties of the Combination Product shall be determined in good faith by the Parties. A Combination Product may include a Licensed Product and any separate product, component or ingredient or service developed by or in-licensed by a Licensed Party from a Third Party provided it is a Combination Product as defined in this Agreement.

“New Patent Applications” means patents and patent applications which claim Improvements and that the Company elects under Section 2.4 “Improvements” to include in the Licensed Patents.

“Parties” means University and Company and “Party” means either University or Company.

“Patent Expenses” means all reasonable costs (including attorneys’ and application fees) incurred by University and/or NIH in accordance with this Agreement to apply for, prosecute and maintain Licensed Patents, including but not limited to the costs of interferences, oppositions, inter partes review and re-examinations. Costs for interferences, oppositions, inter partes review, re-examinations and other complex and expensive patent-related proceedings will be incurred in consultation with Company, pursuant to the processes of Article 4 “Applications and Patents”. Patent Expenses also include reimbursement for in-house costs to apply for, prosecute and maintain Licensed Patents; provided they are for activities that would otherwise have been performed by outside counsel at an equal or greater expense.

“Performance Milestone” means the milestone described in Section A2 “Performance Milestone” of attached Exhibit A “License Schedule”.

“Performance Milestone Date” means the date by which the Performance Milestone is to be achieved as set forth in Section A2 “Performance Milestones” of attached Exhibit A “License Schedule”, as such date may be extended pursuant to Section 5.1 “Performance Milestone” or as otherwise agreed upon by the Parties.

“Permitted Sublicense” means any arm’s length agreement with a Third-Party commercialization partner, manufacturer, contract research organization or contract researcher/developer with whom a Licensed Party contracts for commercialization, manufacture, research or development of Licensed Products on Licensed Party’s behalf, and where such Third Party has no other rights with respect to the Licensed Rights other than to manufacture, research and/or develop on behalf of Licensed Party.

Icosavax Inc. / University of Washington

Non-Exclusive License Agreement

UW CoMotion Ref. [***]

|US-DOCS\130755718.2||

“Permitted Sublicensee” means a Third Party holding a Permitted Sublicense.

“Sales Report” means a report in substantially the form set forth in Exhibit B “Royalty Report Form”.

“Sublicense” means the grant by a Licensed Party to a Third Party of any license, option, first right to negotiate, or other right granted under the Licensed Rights, in whole or in part. The grant of the right to resell to a Distributor and the grant of a license or other right to use a Licensed Product to an end-user, where the end user has no other rights with respect to the Licensed Rights other than to be an end user of the Licensed Product, will not be a Sublicense and will be treated solely under Net Sales.

“Sublicensee” means a Third Party holding a Sublicense under the Licensed Rights.

“Sublicense Consideration” means all consideration, including but not limited to [***]; but [***]. For avoidance of doubt, consideration paid to Company by Sublicensees for the following shall not be deemed Sublicense Consideration: [***]. For clarity, University acknowledges and agrees that, if Company should enter into an agreement with a Third Party that includes a Sublicense as part, but not all, of the subject matter of such agreement, then the total non-royalty consideration paid to Company under such Third-Party agreement will not be deemed Sublicense Consideration merely because a Sublicense is granted (since only a portion of the consideration received is for the grant of the Sublicense).

“Territory” means worldwide.

“Third Party” means an individual or entity other than University and Company.

“Valid Claim” means (a) a claim in an issued, unexpired United States or granted foreign patent included in the Licensed Patents that: (i) has not been held invalid, unpatentable, or unenforceable by a decision of a court or other governmental agency of competent jurisdiction and not subject to appeal (ii) has not been admitted to be invalid or unenforceable through reissue, inter partes review, disclaimer, or otherwise, (iii) has not been lost through an interference, reexamination, or reissue proceeding; or (b) a pending claim of a pending patent application included in the Licensed Patents.

Icosavax Inc. / University of Washington

Non-Exclusive License Agreement

UW CoMotion Ref. [***]

|US-DOCS\130755718.2||

Additional Definitions. The following terms have the meanings set forth in the corresponding sections of this Agreement, as described below.

Defined Term	Section
“Accountants”	6.5.1
“Act”	13.3.3
“Agreement”	Preamble
“BMGF”	Background
“Claim”	10.2
“Company”	Preamble
“Dispute Notice”	13.4
“Effective Date”	Preamble
“HHMI”	Background
“HHMI Claims”	10.2
“HHMI Indemnitees”	10.2
“HHMI License”	2.8
“Indemnitee”	10.2
“Initial Notice Period”	9.8
“Other License Agreements”	Background
“Principal Investigator”	Background
“Sell-Off Period”	9.6
“Subsidiaries”	2.7
“University”	Preamble

2. License Grant. Subject to the terms and conditions of this Agreement:

2.1 Patent License.

2.1.1 Non-exclusive license. University hereby grants to Company a non-exclusive license under the Licensed Patents to make, have made on Company’s behalf, use, offer to sell, sell, offer to lease or lease, import, or otherwise offer to dispose of Licensed Products in the Territory in the Flu Field of Use. Unless otherwise terminated under Article 9 “Termination”, the term of this non-exclusive patent license will begin on the Effective Date and will continue until the date on which all Valid Claims expire or are held invalid or unenforceable by a court of competent jurisdiction from which no appeal can be taken. To the extent applicable, such non-exclusive license is subject to rights of HHMI described in Section 2.8 “HHMI Research Use Rights.”

2.2 Know-How License. University hereby grants to Company a non-exclusive, worldwide license to use Licensed Know-How. Unless otherwise terminated under Article 9 “Termination”, the term of this license will begin on the Effective Date and will continue until all rights under Licensed Patents are terminated.

2.3 Sublicense Rights. Company has the right, exercisable during the term of this Agreement but only after achieving the Performance Milestone and if Company is also sublicensing other intellectual property rights owned or otherwise controlled by Company, with such other intellectual property required for

Icosavax Inc. / University of Washington

Non-Exclusive License Agreement

UW CoMotion Ref. [***]

|US-DOCS\130755718.2||

commercialization of the Licensed Rights by Sublicensee, to Sublicense its Licensed Rights under this Agreement. Company may not grant Sublicensees the right to enforce Licensed Rights. Company will remain responsible for its obligations under this Agreement. Except for Permitted Sublicensees, Company will ensure that the Sublicense agreement: (a) contains terms and conditions that require Sublicensee to comply with the terms and conditions of this Agreement applicable to Sublicensees, including a release substantially similar to that provided by Company in Section 10.1 “Company’s Release”; a warranty substantially similar to that provided by Company in Section 11.1 “Authority”; University disclaimers and exclusions of warranties under Sections 11.3 and 11.4 “No Known Infringement” and “Disclaimer”; and limitations of remedies and damages substantially similar to those provided by Company in Sections 12.1 “Remedy Limitation” and 12.2 “Damage Cap”; (b) specifically incorporates provisions of this Agreement regarding obligations pertaining to indemnification, use of names and insurance. Each Sublicense agreement must also contain obligations, terms and conditions in favor of HHMI or the HHMI Indemnitees, as applicable, that are identical to those undertaken by Company in favor of HHMI or the HHMI Indemnitees, as applicable, under this Agreement and intended for the protection of the HHMI Indemnitees, including, without limitation, the obligations, terms and conditions regarding indemnification, insurance and HHMI’s third party beneficiary status. Company will provide University with a copy of the executed Sublicense, excluding any Permitted Sublicense agreement, within [***] days after its execution. Company will not enter into any Sublicense agreement if the terms of such agreement are inconsistent in any material respect with the material terms of this Agreement. Any Sublicense made in violation of this Section 2.3 “Sublicense Rights” will be void and will constitute an event of default that requires remedy under Section 9.2 “Termination by University”.

2.4 Improvements. For a period of [***] months after the Effective Date, University will provide reasonable written notice to Company of any Improvements to the Licensed Patents. Company will have the option, exercisable within [***] days of receipt of University’s notice of such Improvement, to add such Improvements to the Licensed Patents. If Company exercises its option to add Improvements to the Licensed Patents, the Licensed Patents thereafter will include the applicable New Patent Applications, and the Parties will revise Exhibit A “License Schedule” to include such Improvements.

2.5 Limitation of Rights. No provision of this Agreement grants to Company, by implication, estoppel or otherwise, any rights other than the rights expressly granted it in this Agreement under the Licensed Rights, including any license rights under any other University-owned technology, copyright, know-how, patent applications, or patents, or any ownership rights in the Licensed Rights.

2.6 The United States Government’s Rights. Inventions covered in the Licensed Patents arose, in whole or in part, from federally supported research and the federal government of the United States of America has certain rights in and to such inventions as those rights are described in Chapter 18, Title 35 of the United States Code and accompanying regulations, including Part 401, Chapter 37 of the Code of Federal Regulation. The Parties’ rights and obligations under this Agreement to any government-funded inventions, including the grant of license set forth in Section 2.1 “Patent License”, are subject to the applicable terms of the aforementioned United States laws. The U.S. Government is entitled, as a right, under these Chapters: (a) to a non-exclusive, nontransferable, irrevocable, paid-up license to practice or have practiced for or on the behalf of the U.S. Government any of the federally funded inventions throughout the world and (b) to exercise march in rights on the federally funded inventions. Company further agrees that, to the extent required by Title 35 Section 204 of the United States Code, it will substantially manufacture in the United States of America all products embodying or produced through

Icosavax Inc. / University of Washington

Non-Exclusive License Agreement

UW CoMotion Ref. [***]

|US-DOCS\130755718.2||

the use of any such federally funded invention. If requested by the U.S. Government when necessary to fulfill health or safety needs, in each case to the extent required by Federal regulations, Company agrees to seek responsible sublicensees with respect to any government-funded inventions covered by this Section 2.6, on terms that are reasonable under the circumstances, for any territories that Company, its affiliates or licensees are not then exploiting such inventions or do not have plans to reasonably do so.

2.7 Rights to Wholly Owned Subsidiaries of Company. Company may extend rights granted to Company under this Agreement to wholly owned subsidiaries (“Subsidiaries”) of Company, provided that (a) Company is responsible for all acts of such Subsidiaries as if they were acts of the Company, (b) such Subsidiary is bound in writing to perform all obligations to University and HHMI of this Agreement other than making payments pursuant to Article 6 “Payments, Reimbursements, Reports, and Records”, as if such Subsidiary were Company, and (c) Company reports to University pursuant to Section 13.10 “Notices” that such Subsidiary will be exercising rights under this Agreement prior to such Subsidiary exercising any such rights under this Agreement. For avoidance of doubt, Company may perform any obligation of Subsidiary on Subsidiary’s behalf.

2.8 HHMI Research Use Rights. Company acknowledges that it has been informed that the Licensed Patents were developed, at least in part, by employees of HHMI and that HHMI has a paid-up, non-exclusive, irrevocable worldwide license to exercise any intellectual property rights with respect to the Licensed Patents for research purposes, with the right to sublicense to non-profit and governmental entities, but with no other rights to assign or sublicense (the “HHMI License”). This license is explicitly made subject to the HHMI License.

3. Section Reserved

4. Applications and Patents

4.1 Pre-Agreement Patent Filings. Company has reviewed the Licensed Patents and as of the Effective Date is not aware of any basis to challenge or dispute the inventorship, validity, or enforceability of any of the claims made in the Licensed Patents.

4.2 Patent Prosecution Decisions. University and Company will consult on the preparation, filing and prosecution of the Licensed Patents. Patent counsel will be directed to deliver to Company all written and electronic communications to and from all patent offices and foreign counsel, and provide summaries of oral communications with patent offices. Provided Company is in compliance with Section A3.6 “Patent Expense Payment” of Exhibit A “License Schedule”, Company’s directions regarding patent preparation, filing and prosecution will be reasonably considered, along with directions from any other licensees to the Licensed Patents, unless detrimental to University’s intellectual property rights. University and Company will consult prior to deciding in which countries to pursue patent protection and provided Company is in compliance with Section A3.6 “Patent Expense Payment”, patents will be filed in all countries Company designates. University will remain the client of record, and may at its own expense instruct patent counsel to take actions necessary to protect University’s intellectual property rights, if in University’s reasonable opinion, Company actions will result in a loss of rights; provided that for any such actions, if Company declines to reimburse University pursuant to Section A3.6 “Patent Expense Payment” of Exhibit A “License Schedule”, those applications and resultant patents will not be subject to this Agreement. In no event will

Icosavax Inc. / University of Washington

Non-Exclusive License Agreement

UW CoMotion Ref. [***]

|US-DOCS\130755718.2||

Company file a patent application where all of the inventors are under University or HHMI policy obligated to assign their rights in such patent application to University and/or HHMI.

5. Commercialization

5.1 Performance Milestone. Company will, directly or through its Subsidiaries or Sublicensees, use its commercially reasonable efforts, consistent with sound and reasonable business practices and judgment, to commercialize the Licensed Rights and to make and sell Licensed Products as soon as practicable and to maximize sales thereof. Company shall perform, or shall cause to happen or be performed, the Performance Milestone in accordance with the Performance Milestone Date.

5.2 Renegotiation of Performance Milestone. If Company determines that it will be unable to achieve the Performance Milestone by the Performance Milestone Date, Company will so notify University in advance of the Performance Milestone Date, and, provided Company demonstrates it is diligently pursuing commercialization of at least one Licensed Product, Company shall have the option of negotiating in good faith an appropriate new Performance Milestone and/or related Performance Milestone Date to accommodate for the reasonable length of the delay. In addition, University agrees that the Performance Milestone Date shall be extended by the number of days of delay caused by any event reasonably deemed out of the control of Company, but such extension limited in duration to no longer than [***] year, including without limitation an Event of Force Majeure, the actions or inactions of any regulatory authority necessary for Company’s plans to commercialize the Licensed Rights, or inability to enroll clinical trials due to lack of eligible participants. If the Parties are unable to agree on a renegotiated Performance Milestone [***], then University may proceed with its termination rights under Section 9.2 “Termination by University”, subject to both Company and University having the right to seek mediation under Section 13.4 “Escalation; Dispute Resolution”.

5.3 Commercialization Reports. Throughout the term of this Agreement and during the Sell-Off Period, and within thirty (30) days of December 31st of each year, Company will deliver to University written reports of Company’s and Sublicensees’ efforts and plans to develop and commercialize the innovations covered by the Licensed Rights and to make and sell Licensed Products. Company will have no obligation to prepare commercialization reports in years where (a) Company delivers to University a written Sales Report with active sales, and (b) Company has fulfilled the Performance Milestone. In relation to the Performance Milestone each commercialization report will include sufficient information to demonstrate efforts towards achievement of the Performance Milestone and will set out timeframes and plans for achieving the Performance Milestone which has not yet been met.

5.4 Company Information. Throughout the term of this Agreement, Company shall provide the names of, and sufficient contact information to identify, any Permitted Sublicensees within [***] days of University’s written request.

6. Payments, Reimbursements, Reports, and Records

6.1 Payments. Company will deliver to University the payments specified in Section A3 “Payments” of attached Exhibit A “License Schedule”. Company will make such payments by check, wire transfer, or any other mutually agreed-upon and generally accepted method of payment. All checks to University will be

Icosavax Inc. / University of Washington

Non-Exclusive License Agreement

UW CoMotion Ref. [***]

|US-DOCS\130755718.2||

made payable to “University of Washington” and will be mailed to the address specified in Section 13.10 “Notices” and will reference the University agreement number [***].

All wire or electronic fund transfers must be confirmed via email referencing the above agreement number to: [***]

Wire transfers: Electronic Fund Transfer (ACH):

[***]

6.2 Currency and Checks. All computations and payments made under this Agreement will be in United States dollars. The exchange rate for the currency into dollars as reported in The Wall Street Journal as the New York foreign exchange mid-range rate on the last business day of the month in which the transaction was entered into will be used for determining the dollar value of transactions conducted in non-United States dollar currencies.

6.3 Late Payments. University may charge Company a late fee for all amounts owed to University that are more than [***] days overdue; provided that, for any portion of any such amount that is the subject of a bona fide, good faith dispute by Company (the mechanism of such dispute governed by Section 13.4 “Escalation; Dispute Resolution”), the late fee shall not apply to such disputed portion unless and until the dispute is decided in University’s favor. The late fee will be computed as the [***], as set forth by The Wall Street Journal (Western edition) on the date on which the payment is due, of the outstanding, unpaid balance. The payment of a late fee will not foreclose or limit University from exercising any other rights it may have as a consequence of the lateness of any payment.

6.4 Sales Reports. Within [***] days after the last day of each calendar quarter commencing with the calendar quarter after the Company effects its first commercial sale of a Licensed Product and during the term of this Agreement and the Sell-Off Period, Company will deliver to University the Sales Report setting forth the number of and Net Sales amount (expressed in U.S. dollars) of all sales, leases, or other dispositions of Licensed Products, whether made by Company or a Sublicensee, during such calendar quarter. Included in each sales report will be the name of each Distributor, and the number and type of Licensed Product sold, leased, or otherwise provided to such Distributor. After the first commercial sale of a Licensed Product in the Territory, Company will deliver a written Sales Report to University even if Company is not required hereunder to pay to University a royalty payment during the calendar quarter. Company shall provide the names of Permitted Sublicensees within [***] days at University’s written request.

6.5 Books and Records. Throughout the term of this Agreement and for [***] years after expiration or termination of this Agreement, Company, at its expense, will keep and maintain and shall cause each Sublicensee other than Permitted Sublicensees to keep and maintain complete and accurate records of all sales, leases, and other dispositions of Licensed Products and all other records related to this Agreement.

6.5.1 Audit Rights. Company will permit at the request of University (not to be made more than once in any given calendar year), one or more independent, certified accountants selected by University and reasonably acceptable to Company (which acceptance shall not be

Icosavax Inc. / University of Washington

Non-Exclusive License Agreement

UW CoMotion Ref. [***]

|US-DOCS\130755718.2||

unreasonably withheld or delayed) (“Accountants”) to have access to Company’s records and books of account pertaining to calculation of Net Sales and payment of any other amounts owed under this Agreement. Accountants’ access will be during ordinary working hours to audit Company’s records for any payment period ending prior to such request, the correctness of any Sales Report or payment made under this Agreement, or to obtain information as to the payments due for any period in the case of failure of Company to report or make payment under the terms of this Agreement or to verify Company’s compliance with its payment obligations hereunder. Accountants will sign Company’s standard non-disclosure agreement provided it is reasonable to the industry in which Company operates. Company shall cause each Sublicensee, other than Permitted Sublicensees, that manufactures, sells, leases, or otherwise disposes of Licensed Products on behalf of Company to grant University the rights to inspect and audit Sublicensee’s records.

6.5.2 Scope of Disclosure. Accountants will not disclose to University any information relating to the business of Company except that which is necessary to inform University of: (a) the accuracy or inaccuracy of Company’s Sales Reports and payments; (b) compliance or noncompliance by Company with the terms and conditions of this Agreement; or (c) the extent of any inaccuracy or noncompliance. A copy of the Accountants’ report will be provided to Company.

6.5.3 Accountant Copies. If Accountants believe there is an inaccuracy in any of Company’s payments or noncompliance by Company with any terms and conditions, Accountants will have the right to make and retain copies (including photocopies) of any pertinent portions of the records and books of account.

6.5.4 Costs of Audit. If Company’s payments calculated for any calendar quarter are under-reported by more than [***], then the costs of any audit and review initiated by University will be borne by Company; otherwise, University shall bear the costs of any audit initiated by University.

7. Infringement

7.1 Notice of Third Party’s Infringement. If a Party learns of substantial, credible evidence that a Third Party is infringing the Licensed Rights, that Party will promptly deliver written notice of the possible infringement to the other Party, describing in detail all relevant information to which that Party has access or control suggesting infringement of the Licensed Rights.

7.2 University’s Right to Enforce. During the term of this Agreement, University in conjunction with its co-owner NIH has the right to respond to, defend, and prosecute in its own name, and at its own expense, actions or suits relating to the Licensed Rights. University will keep Company reasonably informed of any matters relating to the defense or prosecution of actions or suits relating to the Licensed Rights.

7.6 No Obligation to Institute Action. University is not obligated under this Agreement to institute or prosecute a suit against any alleged infringer of the Licensed Rights.

Icosavax Inc. / University of Washington

Non-Exclusive License Agreement

UW CoMotion Ref. [***]

|US-DOCS\130755718.2||

8. Licensed Rights Validity

8.1 Notice and Investigation of Third-Party Challenges. If any Third Party challenges the validity or enforceability of any of the Licensed Rights, the Party having such information will immediately notify the other Party.

8.2 Third Party Actions. In the event of a Third-Party legal action challenging the validity or enforceability of any Licensed Rights, University, in conjunction with its co-owner NIH, in its sole discretion will have the right to assume and control the sole defense of the claim at University’s expense. University will keep Company reasonably informed of any matters relating to any Third-Party legal action challenging the validity or enforceability of the Licensed Rights, including any settlement discussions with respect thereto.

8.3 Enforceability of Licensed Rights. Notwithstanding challenge by any Third Party, any Licensed Right will be enforceable under this Agreement until such Licensed Right is determined to be invalid.

9. Termination

9.1 End of Term. This Agreement will expire, unless terminated earlier as provided in this Article 9 “Termination”, without further action by the Parties, when all Licensed Rights have terminated pursuant to Article 2 “License Grant”, and all obligations due to University based on the exercise of such Licensed Rights have been fulfilled.

9.2 Termination by University. If Company materially breaches or fails to perform one or more of its material duties under this Agreement, University may deliver to Company a written notice of default, which notice will (a) state that it is a notice of default, (b) state that University intends to terminate this Agreement if the default is not cured in [***] days, and (c) identify the material duty or duties to which such default relates. Subject to Section 13.4 “Escalation; Dispute Resolution”, University may terminate this Agreement by delivering to Company a written notice of termination if the default has not been cured within [***] days of the delivery to Company of the notice of default; provided, however, if Company can reasonably demonstrate to University that it is proceeding diligently and in good faith to cure such default but cannot do so within such [***] day period, University will extend such cure period for another [***] day period, or such longer period approved by University. In addition, University may terminate this Agreement in part pursuant to Section 5.2 “Renegotiation of Performance Milestone”.

9.3 Events of Default. University may terminate this Agreement by delivering to Company a written notice of termination at least [***] days prior to the date of termination if Company (i) permanently ceases operations; (ii) voluntarily files or has filed against it a petition under applicable bankruptcy or insolvency laws that Company fails to have released within [***] days after filing; (iii) proposes any dissolution, composition, or financial reorganization with creditors or if a receiver, trustee, custodian, or similar agent is appointed; (iv) makes a general assignment for the benefit of creditors; or (v) if Company challenges the validity of the Licensed Patents.

9.4 Disputing Events of Default. Notwithstanding the foregoing, if Company disputes that a default has occurred as contemplated above or that a default has not been cured, Company may use the dispute resolution mechanism outlined in Section 13.4 “Escalation; Dispute Resolution”.

Icosavax Inc. / University of Washington

Non-Exclusive License Agreement

UW CoMotion Ref. [***]

|US-DOCS\130755718.2||

9.5 Termination by Company. Company may terminate this Agreement at any time by delivering to University a written notice of termination at least [***] days prior to the effective date of termination. In addition, Company may propose to terminate certain of its Licensed Rights hereunder by delivering to University a written notice of termination accompanied by a proposed written amendment to this Agreement at least [***] days prior to the effective date of termination of such Licensed Rights. For clarity, such amendment will become effective upon execution of such amendment by University and Company and shall not be unreasonably withheld or delayed.

9.6 Effect of Termination. Upon termination of this Agreement, the Licensed Rights granted (including any and all rights granted under the Licensed Rights to Sublicensees including Permitted Sublicensees) will terminate. However, no end-user rights shall terminate as a result of termination of this Agreement. Company’s obligations that have accrued prior to the effective date of termination or expiration of this Agreement (including but not limited to the obligations under Article 6 “Payments, Reimbursements, Reports, and Records”) will survive termination of this Agreement. Sublicenses will terminate unless converted into a direct license with University pursuant to Section 9.8 “Sublicenses After Termination”. Notwithstanding any such termination of this Agreement, subject to being in compliance with Article 6 of this Agreement at the time of termination, and subject to ongoing compliance with obligations under Article 6 and Article 10 “Release, Indemnification, and Insurance”, Company and any Sublicensees and Distributors may sell or otherwise dispose of existing inventory of Licensed Products for a period of [***] days after the effective date of termination of this Agreement (“Sell-Off Period”), provided, however, that the terms of this Agreement shall apply to the Sell-Off Period as if this Agreement had not terminated. Company will provide notification if Company, or any Sublicensees or Distributors, will be exercising their rights to continue selling inventory pursuant to the Sell-Off Period.

9.7 Final Report to University. Within [***] days after the end of the calendar quarter following either the expiration or termination of either this Agreement or the Sell-Off Period, whichever is later, Company will submit a final Sales Report to University. Any payment obligations accrued prior to such termination or expiration, including those incurred but not yet paid, will become due and payable at the same time as this final Sales Report is due to University.

9.8 Sublicenses After Termination. At any time within [***] days following termination of this Agreement, Sublicensee may notify University pursuant to Section 13.10 “Notices” that it wishes to enter into a direct license with University in order to retain its rights to the Licensed Rights granted to it under its Sublicense (such [***] day period following receipt of notice of termination, the “Initial Notice Period”). Following University’s receipt of Sublicensee’s notice, University shall offer Sublicensee a license agreement the terms of which will be substantially similar to the terms of this Agreement; provided, however, that the offered scope of the direct license, licensed territory, and duration of the license grant will be the same as (not merely substantially similar to) the scope of the license, licensed territory and duration of the license granted under this Agreement (unless the rights granted by Company to Sublicensee were a subset of rights under this Agreement, in which case the scope of the direct license, licensed territory and duration of the license will be the same as the corresponding terms granted by Company to such Sublicensee). For the sake of clarity, the financial terms, including without limitation, the running royalty rate, will be identical to the corresponding financial terms set forth in this Agreement. Notwithstanding the foregoing, each Sublicensee’s right to enter into such direct license will be conditioned upon:

Icosavax Inc. / University of Washington

Non-Exclusive License Agreement

UW CoMotion Ref. [***]

|US-DOCS\130755718.2||

9.8.1 Written Notification to University. Such Sublicensee informing University in writing, pursuant to Section 13.10 “Notices”, that it wishes to enter into such direct license with University, within the Initial Notice Period;

9.8.2 Sublicensee in Good Standing. Such Sublicensee being in good standing with Company under its Sublicense such that Sublicensee is not in material breach of the Sublicense;

9.8.3 Valid Sublicense. Such Sublicense having been validly entered into by Company and Sublicensee pursuant to the terms of Section 2.3 “Sublicense Rights”;

9.8.4 Sublicensee Certification that Conditions are Satisfied. Such Sublicensee using reasonable efforts to certify or otherwise demonstrate that the conditions set forth in Subsections 9.8.1 “Written Notification to University”, 9.8.2 “Sublicensee In Good Standing”, and 9.8.3 “Valid Sublicense” have been met within [***] days of expiration of the Initial Notice Period (or within such longer period of time as University agrees is reasonable under the circumstances, based on the nature and extent of any documentation reasonably requested by University); and

9.8.5 Time Limitations. Unless mutually agreed by the Parties in writing, execution of a direct license with Sublicensee will be completed not later than [***] days from the end of the Initial Notice Period.

Except as set forth in Subsection 9.8.5 “Time Limitations”, University may, at its sole discretion, waive any of the requirements in Subsections 9.8.1 through 9.8.4. If all of the conditions set forth in this Section 9.8 “Sublicenses After Termination” are met, then Sublicensee will be granted such direct license by University. If any condition set forth in this Section 9.8 “Sublicenses After Termination” is not met, then after expiration of any time period granted to Sublicensee with respect to meeting such condition (for example and to the extent applicable, the Initial Notice Period and/or the periods described in Subsections 9.8.4 “Sublicensee Certification that Conditions are Satisfied” and 9.8.5 “Time Limitations”), Sublicensee will not practice Licensed Rights except as provided for in Section 9.6 “Effect of Termination” and University will be free to license or not license Licensed Rights to such Sublicensee according to University’s sole discretion.

10. Release, Indemnification, and Insurance

10.1 Company’s Release. Company hereby releases University and its regents, officers, employees, and agents forever from any and all suits, actions, claims, liabilities, demands, damages, losses, or expenses (including reasonable attorneys’ and investigative expenses) relating to or arising out of (a) the manufacture, use, lease, sale, or other disposition of a Licensed Product; or (b) the assigning or sublicensing of Company’s rights under this Agreement.

10.2 Indemnification.

10.2.1 Company will indemnify, defend, and hold harmless University and its regents, officers, employees, and agents (each, an “Indemnitee”) from all Third Party suits, actions, claims, liabilities, demands, damages, losses, or expenses (including reasonable attorneys’ and investigative expenses), based on University’s role in developing or licensing Licensed Rights and

Icosavax Inc. / University of Washington

Non-Exclusive License Agreement

UW CoMotion Ref. [***]

|US-DOCS\130755718.2||

relating to or arising out of Company’s or Sublicensees’ exercise of any rights with respect to Licensed Products, including, without limitation, personal injury, property damage, breach of contract and warranty and products-liability claims relating to a Licensed Product and claims brought by a Sublicensee (each, a “Claim”), provided that the Company will not have obligations to the extent resulting from the University’s or gross negligence or willful misconduct. In the event of a Claim, the Indemnitee against whom a Claim is brought will: (a) give Company written notice of the Claim within a reasonable period of time after such Indemnitee receives notice thereof along with sufficient information for Company to identify the Claim; and (b) cooperate and provide such assistance (including, without limitation, testimony and access to documentation within the possession or control of such Indemnitee) as Company may reasonably request in connection with Company's defense, settlement and satisfaction of the Claim. Company will pay or reimburse all costs and expenses reasonably incurred by such Indemnitee to provide any such cooperation and assistance. Any settlement that would admit liability on the part of University or that would involve any relief other than the payment of monetary damages will be subject to the approval of University, such approval not to be unreasonably withheld.

10.2.2 HHMI, and its trustees, officers, employees, and agents (collectively, “HHMI Indemnitees”), will be indemnified, defended by counsel acceptable to HHMI, and held harmless by Company from and against any claim, liability, cost, expense, damage, deficiency, loss, or obligation, of any kind or nature (including, without limitation, reasonable attorneys’ fees and other costs and expenses of defense) (collectively, “HHMI Claims”), based upon, arising out of, or otherwise relating to this Agreement or any Sublicense, including without limitation any cause of action relating to product liability. The previous sentence will not apply to any HHMI Claim that is determined with finality by a court of competent jurisdiction to result solely from the gross negligence or willful misconduct of an HHMI Indemnitee. Notwithstanding any other provision of this Agreement, Company’s obligation to defend, indemnify and hold harmless the HHMI Indemnitees under this paragraph will not be subject to any limitation or exclusion of liability or damages or otherwise limited in any way.

10.3 Company’s Insurance.

10.3.1 General Insurance Requirement. Throughout the term of this Agreement, or during such period as the Parties will agree in writing, Company will maintain in full force and effect commercial general liability (CGL) insurance and product liability insurance, with single claim limits at an amount customary to Company’s business for activities and/or products of a similar nature. Such insurance policy will include coverage for claims that may be asserted by University or HHMI against Company under Section 10.2 “Indemnification”. The insurance coverage and limits required by this section are not a limitation on Company's liability or obligation to indemnify or defend University or HHMI or their respective Indemnitees. Such insurance policy will name the Board of Regents of the University of Washington and HHMI as an additional insured and will require the insurer to deliver written notice to University a t the address set forth in Section 13.10 “Notices”, at least [***] days prior to the termination of the policy. Company will deliver to University a copy of the certificate of insurance for such policy.

10.3.2 Clinical Trial Liability Insurance. Within [***] days prior to the initiation of human clinical trials with respect to Licensed Product(s), Company will provide to University certificates

Icosavax Inc. / University of Washington

Non-Exclusive License Agreement

UW CoMotion Ref. [***]

|US-DOCS\130755718.2||

evidencing the existence and amount of clinical trials liability insurance. Company will issue irrevocable instructions to its insurance agent and to the issuing insurance company to notify University of any discontinuance or lapse of such insurance not less than [***] days prior to the time that any such discontinuance is due to become effective. Company will provide University a copy of such instructions upon their transmittal to the insurance agent and issuing insurance company. Company will further provide University, at least annually, proof of continued coverage.

11. Warranties

11.1 Authority. Each Party represents and warrants to the other Party that it has full power and authority to execute, deliver, and perform this Agreement, and that no other proceedings by such Party are necessary to authorize the Party’s execution or delivery of this Agreement.

11.2 Documents. University represents and warrants that: all University personnel, including employees, students, consultants and contractors, who University is aware as of Effective Date have contributed to the Licensed Patents as of Effective Date have either (a) been party to a for-hire relationship with University that affords University sufficient ownership of all Licensed Patents to provide this license of University’s rights to Company, or (b) executed assignment documents in favor of University as prescribed either by University policies or by agreement with HHMI to provide University sufficient ownership of the Licensed Patents to provide this license of University’s rights to Company.

11.3 No Known Infringement. As of the Effective Date, to the best of University’s CoMotion office’s knowledge, (a) no claim has been made or is threatened charging University with infringement of, or claiming that the Licensed Rights infringe any Third Party rights; and (b) no proceedings have been instituted, or are pending or threatened, which challenge the University’s rights in respect to the Licensed Patents or other Licensed Rights.

11.4 Disclaimer. EXCEPT FOR THE EXPRESS WARRANTIES SET FORTH IN SECTIONS 11.1 “AUTHORITY”, 11.2 “DOCUMENTS”, AND 11.3 “NO KNOWN INFRINGEMENT” UNIVERSITY DISCLAIMS AND EXCLUDES ALL WARRANTIES, EXPRESS AND IMPLIED, CONCERNING EACH LICENSED RIGHT AND EACH LICENSED PRODUCT, INCLUDING, WITHOUT LIMITATION, WARRANTIES OF NON-INFRINGEMENT AND THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. University innovation has been developed as part of research conducted at University. University innovation is experimental in nature and is made available “AS IS,” without obligation by University to provide accompanying services or support except as specified in this Agreement. The entire risk as to the quality and performance of University innovation is with Company.

11.5 Intellectual Property Disclaimers. University expressly disclaims any warranties concerning and makes no representations: (a) that the Licensed Patent(s) will be approved or will issue; (b) concerning the validity or scope of any Licensed Right; or (c) that the practice of Licensed Rights, or the manufacture, use, sale, lease or other disposition of a Licensed Product will not infringe or violate a Third Party’s patent, copyright, or other intellectual property right.

Icosavax Inc. / University of Washington

Non-Exclusive License Agreement

UW CoMotion Ref. [***]

|US-DOCS\130755718.2||

12. Damages

12.1 Remedy Limitation. EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, (A) IN NO EVENT WILL UNIVERSITY BE LIABLE FOR PERSONAL INJURY OR PROPERTY DAMAGES ARISING IN CONNECTION WITH THE ACTIVITIES CONTEMPLATED IN THIS AGREEMENT AND (B) IN NO EVENT WILL EITHER PARTY BE LIABLE FOR LOST PROFITS, LOST BUSINESS OPPORTUNITY, INVENTORY LOSS, WORK STOPPAGE, LOST DATA OR ANY OTHER RELIANCE OR EXPECTANCY, INDIRECT, SPECIAL, INCIDENTAL, OR CONSEQUENTIAL DAMAGES, OF ANY KIND. FOR THE AVOIDANCE OF DOUBT, IN NO EVENT WILL COMPANY BE LIABLE FOR PERSONAL INJURY OR PROPERTY DAMAGES ARISING IN CONNECTION WITH THE ACTIVITIES OF ANY THIRD PARTY LICENSEE OF UNIVERSITY UNDER ANY AND ALL LICENSES GRANTED BY UNIVERSITY to SUCH Third Party under the Licensed Patents to make, have made on SUCH THIRD PARTY’S behalf, use, offer to sell, sell, offer to lease or lease, import, or otherwise offer to dispose of Licensed Products in the Territory in the Flu Field of Use.

12.2 Damage Cap. IN NO EVENT WILL UNIVERSITY’S TOTAL LIABILITY FOR THE BREACH OR NONPERFORMANCE OF THIS AGREEMENT EXCEED [***] OF PAYMENTS PAID TO UNIVERSITY UNDER ARTICLE 6 “PAYMENTS, REIMBURSEMENTS, REPORTS, AND RECORDS”. THIS LIMITATION WILL APPLY TO CONTRACT, TORT, AND ANY OTHER CLAIM OF WHATEVER NATURE.

13. General Provisions

13.1 Amendment and Waiver. This Agreement may be amended from time to time only by a written instrument signed by the Parties. No term or provision of this Agreement will be waived, and no breach excused, unless such waiver or consent is in writing and signed by the Party claimed to have waived or consented. No waiver of a breach will be deemed to be a waiver of a different or subsequent breach.

13.2 Assignment. The rights and licenses granted by University in this Agreement are personal to Company and Company will not assign its interest or delegate its duties under this Agreement without the written consent of University, which consent will not to be unreasonably withheld or delayed; any such assignment or delegation made without written consent of University will not release Company from its obligations under this Agreement. Notwithstanding the foregoing, Company, without the prior approval of University, may assign all, but no less than all, of its rights and delegate all, but no less than all, of its duties under this Agreement to a Third Party provided that: (a) the assignment is made to such Third Party as a part of and in connection with an Acquisition, (b) Company obtains from such Third Party written agreement to honor all obligations under this Agreement accrued by Company before Acquisition and all obligations under this Agreement to accrue by such Third Party assignee after Acquisition, and (c) Company provides written notice to University of the Acquisition, together with a substitution of parties document or copy of the assignment confirming compliance with (b) above, no later than [***] days after the close of the Acquisition. Any assignment made in violation of this Section 13.2 is void and will constitute an act of breach that requires remedy under Section 9.2 “Termination by University”. This Agreement will inure to the benefit of Company and University and their respective permitted assignees and trustees.

Icosavax Inc. / University of Washington

Non-Exclusive License Agreement

UW CoMotion Ref. [***]

|US-DOCS\130755718.2||

13.3 Confidentiality.

13.3.1 Form of Transfer. Confidential Information may be conveyed in tangible or intangible form. Disclosing Party must clearly mark its Confidential Information “confidential”. If disclosing Party communicates Confidential Information in non-written form, it will reduce such communications to writing, clearly mark it “confidential”, and provide a copy to receiving Party within [***] days of original communication at the address in Section 13.10 “Notices”. Any business information delivered by Company as required under this Agreement shall be deemed marked “confidential”, whether or not such confidential marking appears.

13.3.2 No Unauthorized Disclosure of Confidential Information. Beginning on the Effective Date and continuing throughout the term of this Agreement and thereafter for a period of [***] years, receiving Party will not disclose or otherwise make known or available to any Third Party any disclosing Party Confidential Information, without the express prior written consent of disclosing Party. Notwithstanding the foregoing, receiving Party will be permitted to disclose Confidential Information of disclosing Party to (i) actual or potential investors, lenders, consultants, advisors, collaborators, Sublicensees, or development partners, which disclosure will be made under conditions of confidentiality and limited use and (ii) its attorney or agent as reasonably required and (iii) to employees and trustees of HHMI to fulfill University’s obligations to HHMI or who have a need to know. In no event will receiving Party incorporate or otherwise use disclosing Party’s Confidential Information in connection with any patent application filed by or on behalf of receiving Party. Receiving Party will restrict the use of disclosing Party’s Confidential Information to uses exclusively in accordance with the terms of this Agreement. Receiving Party will use reasonable procedures to safeguard disclosing Party’s Confidential Information. In the case where Company is the receiving Party, Company’s confidentiality obligations will also apply equally to Sublicensees.

13.3.3 Access to University Information. University is an agency of the state of Washington and is subject to the Washington Public Records Act, RCW 42.56 et seq., (“Act”), and no obligation assumed by University under this Agreement will be deemed to be inconsistent with University’s obligations as defined under the Act and as interpreted by University in its sole discretion. If University receives a request for public records under the Act for documents containing Company Confidential Information, and if University concludes that the documents are not otherwise exempt from public disclosure, University will provide Company notice of the request before releasing such documents. Such notice will be provided in a timely manner to afford Company sufficient time to review such documents and/or seek a protective order, at Company’s expense utilizing the procedures described in RCW 42.56.540. University will have no other obligation to protect Company Confidential Information from disclosure in response to a request for public records.

13.3.4 Disclosure as Required by Law. Either Party will have the right to disclose the other Party’s Confidential Information as required by law or valid court order, provided that such Party will inform the Party who owns such Confidential Information prior to such disclosure, will cooperate with the owner Party’s efforts to limit or avoid disclosure, and will limit the scope and recipient of disclosure to that required by such law or court order.

Icosavax Inc. / University of Washington

Non-Exclusive License Agreement

UW CoMotion Ref. [***]

|US-DOCS\130755718.2||

13.4 Escalation; Dispute Resolution. If (i) Company disputes that a default has occurred as contemplated in Section 9.2 “Termination by University”, or that a default has not been cured, or (ii) Company wishes to dispute termination of this Agreement resulting from a failed renegotiation of a new Performance Milestone as contemplated under Section 5.2 “Renegotiation of Performance Milestone”, or (iii) Company disputes in good faith any amounts that are owed to University under this Agreement, and a late fee for such disputed amount has been charged to Company under Section 6.3 “Late Payments”, then Company may provide University with a written dispute notice (“Dispute Notice”). In the case of (i) and (ii) above such Dispute Notice must be received by University prior to expiration of the [***]-day cure period referenced in Section 9.2 “Termination by University”, stating the basis of Company's disagreement with respect to such default or cure. In the case of (iii) above such Dispute Notice must be received by University within [***] days of being charged a late fee for such disputed amount. If Company disputes that a default has occurred as contemplated in Section 9.3 “Events of Default”, then Company may provide University with a Dispute Notice within [***] days of University sending the notice of termination referenced in Section 9.3 “Events of Default”. Upon receipt of a Dispute Notice, University's right to terminate this Agreement or demand payment of late fees will be suspended and all rights under this Agreement will continue unaffected provided the dispute resolution process in this Section 13.4 “Escalation; Dispute Resolution” is being exercised. Any dispute will first be escalated to Company's Chief Executive Officer or to a representative from Company's Board of Directors, and to University's Vice President for Innovation Strategy, representatives of which will be instructed to work in good faith to attempt to reach a mutually acceptable resolution of the dispute that would avoid termination of this Agreement. If the representatives are unable to reach such resolution of the dispute within thirty (30) days of delivery of the Dispute Notice, an independent, neutral mediator acceptable to both Parties (acting reasonably) will be appointed. The Parties will submit their dispute to mediation according to such parameters as they may mutually agree in writing. The Parties agree to discuss their differences in good faith and to attempt in good faith, with facilitation by the mediator, to reach an amicable resolution of the dispute within [***] days after the mediator's appointment. If the Parties are not able to agree on resolution of the dispute within such period, or within [***] days of the Dispute Notice, whichever is earlier, including agreeing on a new Performance Milestone pursuant to Section 5.2 “Renegotiation of Performance Milestone” if that is the subject of the dispute, then the dispute resolution process of this Section 13.4 “Escalation; Dispute Resolution” will be complete and either Party may pursue any other action that is legally available to it. Notwithstanding the foregoing, no dispute affecting the rights or property of HHMI shall be subject to the dispute resolutions provisions set forth above.

13.5 Consent and Approvals. Except as otherwise expressly provided in this Agreement, all consents or approvals required under the terms of this Agreement must be in writing and will not be unreasonably withheld or delayed.

13.6 Construction. The headings preceding and labeling the sections of this Agreement are for the purpose of identification only and will not in any event be employed or used for the purpose of construction or interpretation of any portion of this Agreement. As used herein and where necessary, the singular includes the plural and vice versa, and masculine, feminine, and neuter expressions are interchangeable, and the word “including” shall mean “including, without limitation.”

13.7 Enforceability. If a court of competent jurisdiction adjudges a provision of this Agreement unenforceable, invalid, or void, such determination will not impair the enforceability of any of the remaining provisions hereof and the provisions will remain in full force and effect.

Icosavax Inc. / University of Washington

Non-Exclusive License Agreement

UW CoMotion Ref. [***]

|US-DOCS\130755718.2||

13.8 Third-Party Beneficiaries. Except as identified in Section 13.22 “Express Third-Party Beneficiary”, no provision of this Agreement, express or implied, confers upon any person other than the Parties to this Agreement, HHMI and Sublicensees (Sublicensees solely for purposes of enforcing Sections 9.8 “Sublicenses After Termination” and 13.22) any rights, remedies, obligations, or liabilities hereunder. No Sublicensee will have a right to enforce or seek damages under this Agreement other than as set forth in Section 13.22. The Parties agree that no amendment or modification to Section 9.8 or Section 13.22.2 shall apply to a Sublicensee without the prior written consent of that Sublicensee, if such amendment occurs after the date of execution of the applicable Sublicense.

13.9 Language. Unless otherwise expressly provided in this Agreement, all notices, reports, and other documents and instruments that a Party elects or is required by the terms of this Agreement to deliver to the other Party will be in English.

13.10 Notices. All notices, requests, and other communications that a Party is required or elects to deliver will be in writing and will be delivered personally, or by facsimile or electronic mail (provided such delivery is confirmed), or by a recognized overnight courier service or by United States mail, first-class, certified or registered, postage prepaid, return receipt requested, to the other Party at its address set forth below or to another address as a Party may designate by notice given under this Section 13.10:

If to University:	UW CoMotion [***]

If to Company:	Icosavax, Inc. [***]

13.11 Proprietary Markings and Provision of Inert Sample Licensed Product. To the extent commercially feasible, Company will mark all material forms of Licensed Products or packaging pertaining thereto made and sold by Company in the United States with patent marking conforming to 35 U.S.C. §287(a), as amended from time to time. All Licensed Product(s) shipped to or sold in other countries will be marked in such a manner as to provide notice to potential infringers pursuant to the patent law and practice of the country of manufacture or sale. In addition, Company agrees upon request to supply to UW and its co-owner NIH, inert samples of the Licensed Products being offered for sale, or their packaging, for educational and display purposes only.

13.12 Use of Names.

13.12.1 No provision of this Agreement grants Company or Sublicensee any right or license to use the name or trademarks of University or the names or identities of any member of the faculty (provided that Dr. Baker is subject to Subsection 13.12.2), staff, or student body of University. Except as provided herein, Company will not use, and will not permit a Sublicensee to use, any such trademarks, names, or identities without University’s and, as the case may be, such member’s prior written approval. Notwithstanding the foregoing, Company and University may provide factual information regarding the existence of this Agreement.

13.12.2 Company acknowledges that under HHMI policy, Company may not use the name of HHMI or of any HHMI employee (including Dr. Baker) in a manner that reasonably could constitute an endorsement of a commercial product or service; but that use for other purposes, even if commercially

Icosavax Inc. / University of Washington

Non-Exclusive License Agreement

UW CoMotion Ref. [***]

|US-DOCS\130755718.2||

motivated, is permitted provided that (1) the use is limited to accurately reporting factual events or occurrences, and (2) any reference to the name of HHMI or any HHMI employees in press releases or similar materials intended for public release is approved by HHMI in advance.

13.13 Publicity. In accordance with Section 13.12, University will have the right to report in its customary publications and presentations that University and Company have entered into a license agreement for the technology covered by the Licensed Rights and University may use Company logos in such publications and presentations provided that University does not modify Company’s logos and does not through such use imply any endorsement by Company of University. The Parties will cooperate with one another to review and respond to any press release or similar communication proposed by the other Party regarding the non-confidential subject matter of this Agreement. The specific content and timing of such press releases or similar communication is subject to mutual agreement by the Parties, which will not be unreasonably withheld.

13.14 Relationship of Parties. In entering into, and performing their duties under, this Agreement, the Parties are acting as independent contractors and independent employers. No provision of this Agreement will create or be construed as creating a partnership, joint venture, or agency relationship between the Parties. No Party will have the authority to act for or bind the other Party in any respect.

13.15 Relationship with Principal Investigator(s).

13.15.1 Company acknowledges that Principal Investigator is employed by University and has certain pre-existing obligations to University, including obligations with respect to disclosure and ownership of intellectual property and obligations arising from sponsored research agreements between University and Third Parties. Accordingly, Company agrees that to the extent that any consulting agreement between Company and Principal Investigator is inconsistent with any of Principal Investigator’s obligations to University, including the reporting of all inventions developed while employed by University (regardless of where arising) and including contractual obligations arising under any sponsored research agreements between University and Third Parties, then Principal Investigator’s obligations to University will prevail and to such extent any inconsistent provisions of such consulting agreement will be deemed inapplicable and unenforceable.

13.15.2 Company acknowledges that Dr. Baker, an inventor on certain of the Licensed Patents, is employed by HHMI, as well as a member of the faculty of University, and has certain pre-existing obligations to HHMI and University, including obligations with respect to disclosure and ownership of intellectual property and obligations arising from sponsored research agreements between University and Third Parties. Accordingly, Company agrees that to the extent that any consulting agreement between Company and Dr. Baker is inconsistent with any of his obligations to HHMI and/or University, including the reporting of all inventions developed while employed by HHMI (regardless of where arising) or contractual obligations arising under any sponsored research agreements between University and Third Parties, Dr. Baker’s obligations to HHMI and/or University will prevail and to such extent any inconsistent provisions of such consulting agreement will be deemed inapplicable and unenforceable.

13.16 Security Interest. In no event will Company grant, or permit any person to assert or perfect, a security interest in the Licensed Rights; however, Company may grant or permit a security interest in the Company’s rights under this Agreement.

Icosavax Inc. / University of Washington

Non-Exclusive License Agreement

UW CoMotion Ref. [***]

|US-DOCS\130755718.2||

13.17 Survival. The obligations specified in Article 6 “Payments, Reimbursements, Reports, and Records” will survive termination of this Agreement provided Reports will not be required for any period in which there are no Net Sales other than the final report due under Section 9.7 “Final Report to University”. Article 1 “Definitions” and the obligations and rights set forth in Section 2.8 “HHMI Research Use Rights”, Section 5.3 “Commercialization Reports” (as applicable to any Sell-Off Period), Article 9 “Termination”, Article 10 “Release, Indemnification, and Insurance”, Article 11 “Warranties”, Article 12 “Damages”, Section 13.3 “Confidentiality”, Section 13.4 “Escalation; Dispute Resolution”, but only with respect to any disputes arising before the effective date of termination or expiration), Section 13.17 “Survival”, Section 13.19 “Applicable Law”, Section 13.20 “Forum Selection”, Section 13.21 “Entire Agreement”, and Section 13.22 “Express Third-Party Beneficiary” will survive the termination or expiration of this Agreement.

13.18 Collection Costs and Attorneys’ Fees. If a Party fails to perform an obligation or otherwise breaches one or more of the terms of this Agreement, the other Party may recover from the non-performing breaching Party all its costs (including actual attorneys’ and investigative fees) to enforce the terms of this Agreement.

13.19 Applicable Law. The internal laws of the state of Washington will govern the validity, construction, and enforceability of this Agreement, without giving effect to the conflict of laws principles thereof.

13.20 Forum Selection. Any suit, claim, or other action to enforce the terms of this Agreement will be brought exclusively in the state and federal courts of King County, Washington. Company hereby submits to the jurisdiction of that court and waives any objections it may have to that court asserting jurisdiction over Company or its assets and property.

13.21 Entire Agreement. This Agreement (including all attachments, exhibits, and amendments) is the final and complete understanding between the Parties concerning licensing of the Licensed Rights in the Flu Field of Use and this Agreement supersedes any and all prior or contemporaneous negotiations, representations, and agreements, whether written or oral, concerning the Licensed Rights in the Flu Field of Use, the Parties acknowledging that the Other License Agreements memorialize the final and complete understanding of the Parties regarding its subject matter, including the distinct Fields of Use. Notwithstanding anything to the contrary in this Agreement, nothing in this Agreement will limit, alter or amend any of the rights granted by University to Company pursuant to the Other License Agreements. Confidential Information disclosed under this Agreement will be governed by the terms of this Agreement. This Agreement may not be modified in any manner, except by written agreement signed by an authorized representative of both Parties.

13.22 Express Third-Party Beneficiary.

13.22.1 HHMI is not a party to this Agreement and has no liability to Company, any Sublicensee, or user of anything covered by this Agreement, but HHMI is an intended third-party beneficiary of this Agreement and certain of its provisions are for the benefit of HHMI and are enforceable by HHMI in its own name.

Icosavax Inc. / University of Washington

Non-Exclusive License Agreement

UW CoMotion Ref. [***]

|US-DOCS\130755718.2||

13.22.2 Notwithstanding anything to the contrary in this Agreement, each Sublicensee is an intended third-party beneficiary of this Agreement, but solely for purposes of enforcing Section 9.8 “Sublicenses After Termination” in its own name.

13.23 Counterparts. This Agreement may be executed in counterparts, each of which (including signature pages) will be deemed an original, but all of which together will constitute one and the same instrument. A facsimile, scanned, or photocopied signature (and any signature duplicated in another similar manner) identical to the original will be considered an original signature.

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed by their respective authorized representatives.

University of Washington		Icosavax, Inc.
By:	/s/ Dennis A. Hanson	By:	/s/ Adam K. Simpson
Name:	Dennis A. Hanson	Name:	Adam K. Simpson
Title:	Associate Director, Innovation Development	Title:	Chief Executive Officer
Date:	9/16/2021	Date:	9/16/2021

Icosavax Inc. / University of Washington

Non-Exclusive License Agreement

UW CoMotion Ref. [***]

|US-DOCS\130755718.2||

Exhibit A

License Schedule

A1. Licensed Rights:

A1.1 Licensed Patents:

[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]

A2. Performance Milestone (Section 5.1 “Performance Milestone”): Subject to any extension pursuant to Section 5.2 “Renegotiation of Performance Milestone” of the Agreement, and Company’s right to renegotiation of Performance Milestone and/or Performance Milestone Date, Company will perform, or shall cause to happen or be performed, the following Performance Milestone:

Icosavax Inc. / University of Washington

Non-Exclusive License Agreement

UW CoMotion Ref. [***]

|US-DOCS\130755718.2||

Performance Milestone and Performance Milestone Date in the Flu Field of Use

A2.1 Performance Milestone	Company shall have initiated (first person dosed) a first in human clinical trial for a Licensed Product in the Flu Field of Use by [***]

A3. Payments (Section 6.1):

A3.1 Upfront License Fee. Company shall pay to University within thirty (30) days of the Effective Date US [***] as an upfront license fee. This upfront license fee shall be non-refundable and not creditable against future payment obligations.

A3.2 Minimum Annual Fees. Company will pay minimum annual fees for the term of this Agreement to be creditable against running royalty payments for the preceding calendar year on a non-cumulative basis and to be due in full and payable on January 31st of each year beginning on January 31st following the second anniversary of the Effective Date and continuing during the term of this Agreement according to the following schedule:

Calendar Year	Minimum Annual Fee
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

A3.2.1 If this Agreement is terminated prior to the payment of a minimum annual fee in any given year the amount due for that minimum annual fee payment will be prorated on the basis of the number of full quarters that have elapsed prior to termination since the last payment of a minimum annual fee.

A3.3 Running Royalty Payments. Company will pay to University within [***] days after the last day of each calendar quarter during the term of this Agreement an amount equal to [***] of Net Sales in the Flu Field of Use during such quarter as a running royalty payment.

A3.3.1 Stacking or Third-Party Royalty. If a Licensed Party is required to pay royalties to a Third Party based on such Licensed Party’s manufacture, use, offer for sale, sale or import of Licensed Product, subject to one or more patents of such Third Party, then the royalty Company pays to University may be reduced by [***] of the royalty actually paid to the Third Party; provided that [***]

Icosavax Inc. / University of Washington

Non-Exclusive License Agreement

UW CoMotion Ref. [***]

|US-DOCS\130755718.2||

of Licensed Product, and provided that the royalty amount paid to the University shall not fall below [***] of Net Sales.

A3.3.2 Only One Royalty. Company will not be required to pay duplicate royalties on Net Sales of any Licensed Product under this Agreement if Company is required to pay royalties on such Net Sales under the Other License Agreements, but shall still report and account for Net Sales of Licensed Product under this Agreement in a Sales Report as stipulated in section 6.4. By way of example, and without limitation, if Net Sales include sales of a product that includes a product that is subject to the Other License Agreements and a Licensed Product that is subject to this Agreement, then the royalty rate with respect to such combination product will be [***] of Net Sales, subject to any modifications for Third Party royalties as set forth in Sections A3.2.1 (of this Agreement and the Other License Agreements).

A 3.4 Sublicense Consideration. Within [***] days of the end of each calendar quarter during the term of this Agreement, Company will pay to University [***] of any Sublicense Consideration received by Company during such calendar quarter unless reduced by achievement of defined milestones by Company or its Sublicensees prior to execution of the particular Sublicense in accordance with the schedule below. A further reduction of the percentage of Sublicense Consideration payable to University under this Agreement will be negotiated in good faith between the Parties where, in addition to the Sublicense of any rights granted to Company hereunder, Company or its Sublicensee also grants a Sublicensee a license or sublicense under a Third Party’s intellectual property rights that are or would be infringed by Licensed Product(s) (treating pending patent applications as if they were issued patents), but only to the extent that the total aggregate consideration for such combined license is treated as Sublicense Consideration.

	Milestone Has Been Achieved at the Date of Execution of the Sublicense	Sublicense Consideration Percentage
A3.4.1	[***]	[***]
A3.4.2	[***]	[***]

A3.5 Financial Milestones. Company will pay to University the following non-cumulative, non-creditable, and non-refundable milestone achievement payments within [***] days of achieving the corresponding milestone, whether achieved by Company or a Sublicensee:

Icosavax Inc. / University of Washington

Non-Exclusive License Agreement

UW CoMotion Ref. [***]

|US-DOCS\130755718.2||

Milestone
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

A3.6 Patent Expense Payment. Company will pay, or reimburse University for paying, all Patent Expenses on a pro rata basis with any other licensees of Licensed Patents, incurred before, on or after the Effective Date, within [***] days of its receipt of University’s invoice for such Patent Expenses. University reserves the right to request advance payments for certain Patent Expenses, at University’s discretion.

A3.6.1 Notwithstanding Sections 4.2 and 4.3 of this Agreement, if at any time Company is not fully reimbursing University for Patent Expenses, or fails to provide advance payment when requested, University shall make patent filing, prosecution, and maintenance decisions, including choosing in which countries to prosecute patents, in its sole discretion and Company shall have no rights to provide instruction or to take over patent prosecution. University shall reasonably consider input provided by Company, but have no obligation to act on such input.

Icosavax Inc. / University of Washington

Non-Exclusive License Agreement

UW CoMotion Ref. [***]

|US-DOCS\130755718.2||

Exhibit B

[***]

Icosavax, Inc. / University of Washington

Non-Exclusive License Agreement

UW CoMotion Ref. [***]

|US-DOCS\130755718.2||